SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report March 24, 2006
(Date of earliest event reported) March 21, 2006

QCR Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-22208	42-1397595
(Commission File Number)	(I.R.S. Employer Identification Number)

3551 Seventh Street, Suite 204, Moline, Illinois	61265
(Address of principal executive offices)	(Zip Code)

(309) 736-3580
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

          On March 21, 2006, QCR Holdings, Inc. (the “Company”) and Quad City Bank and Trust Company (the “Bank”) entered into a several agreements with Michael A. Bauer.  Mr. Bauer is currently the Chairman of the Board and director of the Company and is the President, Chief Executive Officer and director of the Bank.  Mr. Bauer also serves as a director of the Company’s other subsidiaries.  The agreements entered into relate to the Company’s and the Bank’s succession planning surrounding Mr. Bauer’s anticipated retirement in 2009.   The agreements entered into are as follows:

          1)          Employment Agreement by and between QCR Holdings, Inc. and Quad City Bank and Trust Company and Michael A. Bauer, as amended and restated March 21, 2006.  The agreement has a three-year term and provides for a minimum salary of $220,500 as well as possible performance bonuses.  Additionally, the agreement provides, upon execution of the agreement, for a one-time Company contribution of $40,000 to the deferred compensation plan

          2)          Amendment Number One to the Non-Qualified Supplemental Executive Retirement Agreement by and between Quad City Bank and Trust Company and Michael A. Bauer, dated as of March 21, 2006.  This amendment provides for Mr. Bauer to receive a fixed benefit upon reaching the age of 60 instead of age 65.

          3)          Quad City Bank and Trust Company Executive Deferred Compensation Agreement by and between Quad City Bank and Trust Company and Michael A. Bauer, as amended and restated on March 21, 2006.  Pursuant to this agreement, Mr. Bauer may defer compensation with the Company matching the deferral up to $20,000 annually and the Company may make discretionary contributions to his account at any time.

          The agreements are attached hereto as exhibits to the Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

          (d)          Exhibits.

                         10.1          Employment Agreement by and between QCR Holdings, Inc. and Quad City Bank and Trust Company and Michael A. Bauer, as amended and restated March 21, 2006.

                         10.2          Amendment Number One to the Non-Qualified Supplemental Executive Retirement Agreement by and between Quad City Bank and Trust Company and Michael A. Bauer, dated as of March 21, 2006.

                         10.3          Quad City Bank and Trust Company Executive Deferred Compensation Agreement by and between Quad City Bank and Trust Company and Michael A. Bauer, as amended and restated on March 21, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QCR HOLDINGS, INC.

Dated: March 24, 2006	By:	/s/ Todd A. Gipple

Todd A. Gipple
Executive Vice President and
Chief Financial Officer